[GRAPHIC OMITTED]


Date: 26 November 2002

Cedar-Camp Hill, LLC
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue - Suite 304
Port Washington, New York 11050



Dear Sirs:

                            Our Reference: CMD00039
                     Re: USD Amortizing Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between Citizens Bank of Pennsylvania ("CBPA") and yourselves ("Counterparty") on the trade date specified below (the "Transaction"). This document will constitute a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Counterparty and CBPA as to the terms of the Transaction to which this Confirmation relates. In addition, Counterparty and CBPA agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") published by the ISDA, with such modifications as Counterparty and CBPA shall in good faith agree (the "Agreement"). Upon the execution by Counterparty and CBPA of such Agreement, this Confirmation will supplement, form part of, and be subject to the Agreement. Until we execute and deliver that Agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us. For purposes thereof, the Second Method and Loss shall apply. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and either the ISDA Form or the Agreement, this Confirmation will govern for the purpose of this transaction.

The terms of the particular transaction to which this confirmation relates are as follows:



Notional Amount                                    See Schedule A

Trade Date                                         22 November 2002

Effective Date                                     20 November 2002







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
Termination Date                                   22 November 2004, subject to adjustment in
                                                   accordance with the Modified Following Business
                                                   Day Convention.


Fixed Amounts
-------------

Fixed Rate Payer                                   Cedar-Camp Hill, LLC

Fixed Rate Payer Payment Dates                     The 20th day of each month from and including 20
                                                   December 2002 to and including the Termination Date
                                                   subject to adjustment in accordance with the Modified
                                                   Following Business Day Convention.

Fixed Rate                                         2.79 pct

Fixed Rate Day Count Fraction                      Actual/360


Floating Amounts
----------------

Floating Rate Payer                                CBPA

Floating Rate Payer Payment Dates                  The 20th day of each month from and including 20
                                                   December 2002 to and including the Termination Date
                                                   subject to adjustment in accordance with the Modified
                                                   Following Business Day Convention.

Floating Rate for initial Calculation Period       1.38813 pct

Floating Rate Option                               USD-LIBOR-BBA

Designated Maturity                                1 month(s)

Spread                                             None

Floating Rate Day County Fraction                  Actual/360

Reset Dates                                        The first day of each Calculation Period.

Business Days                                      New York and London

Calculation Agent                                  CBPA

Payments to Counterparty:

          Account Number:                          6202131679
          Account Name:                            Cedar-Camp Hill, LLC
          Bank:                                    CBPA


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Counterparty and CBPA represent that each party is acting for its own account and, that each party has made its own independent decisions to enter into this Transaction and as to whether this transaction is appropriate or proper for it based on its own judgement and upon advice from such advisors as it has deemed necessary. Neither party is relying upon any communication (written or oral) from the other party as investment advice or as a recommendation to enter into this Transaction. Information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No assurances or guarantees (written or oral) as to the expected results of this Transaction have been received by either party. Each party is capable of evaluating and understanding the terms, risks and conditions of this Transaction. Each party is capable of assuming, and assumes, the financial and other risks of this Transaction.

Counterparty understands that the Transaction entered into under this agreement does not constitute a deposit and is not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board, Office of the Comptroller of the Currency or any state or federal banking agency.

All inquiries regarding payments and/or rate re-settings should be sent to:

CBPA:
Citizens Bank of Pennsylvania
One Citizens Plaza
Providence, RI 02903
Attn: Treasury
Michael Smith   Phone 401-282-7250
                Fax   401-282-7718


Counterparty:
Cedar-Camp Hill, LLC
c/o Cedar Bay Realty Advisors, Inc
44 South Bayles Avenue - Suite 304
Port Washington, New York 11050





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Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us via mail at the address listed above.

     For and on behalf of Citizens Bank of Pennsylvania

     By: /s/ Kristen Silva
        -----------------------
     Name:  Kristen Silva
     Title: Authorized Signatory


Cedar-Camp Hill, LLC

By: /s/ Leo S. Ullman
    --------------------
Name:  Leo S. Ullman
Title: Pres.













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              AUTOMATIC CREDIT OR DEBIT AUTHORIZATION AND RELEASE

For valuable consideration, the receipt of which is hereby acknowledged, I hereby authorize and request Citizens Bank of Pennsylvania ("Citizens") to credit and/or debit, as the case may be, the business demand deposit account designated below (the "Account"), as follows:

(1) Citizens is hereby authorized to withdraw payment amounts to cover legal and consulting fees and expenses incurred by Citizens in connection with the negotiation and drafting of one or more (if any) ISDA Master Agreement(s) with Cedar-Camp Hill, LLC ("Customer"), including any applicable schedules, credit support annexes, confirmations, corporate resolutions or any other documents or instruments relating thereto.

(2) Citizens is hereby authorized to deposit into or withdraw from the Account payment amounts necessary to fund periodic settlement in accordance with one or more confirmations entered into between Citizens and Customer in connection with an interest rate derivative transaction, including but not limited to interest rate swap, cap or option transaction.

The undersigned also agrees, on behalf of the accountholder named below, to hold harmless Citizens and its affiliates, and the directors, officers, and employees of each of them, for any loss, liability, damages, costs or expenses of any nature associated with actions of Citizens based upon this authorization.

The account to be credited or debited in accordance with the foregoing authorization is:

Citizens Bank Account Number:                      6202131679
--------------------------------------------------------------------------------

Accountholder Business Name & Address:         Cedar - Camp Hill, LLC
--------------------------------------------------------------------------------

                                          44 South Bayles Ave - Suite 304
--------------------------------------------------------------------------------

                                            Port Washington, NY 11050
--------------------------------------------------------------------------------

Contact: Brenda Walker                     Phone Number: 516-767-6492
--------------------------------------------------------------------------------
IMPORTANT NOTE TO CUSTOMER: this authorized is intended to apply to demand deposit accounts only. Please ensure that you have entered the number of a demand deposit account in the space indicated. Citizens and its affiliates are not responsible for any losses that may be incurred as a result of your authorizing withdrawals from an account other than a demand deposit account. THIS AUTHORIZATION MUST BE SIGNED BY AN AUTHORIZED SIGNATORY ON THE CITIZENS BANK ACCOUNT LISTED ABOVE.

IN WITNESS WHEREOF, the undersigned duly authorized officer of the accountholder has executed this Automatic Credit or Debit Authorization and Release on this 4th day of December 2002.


/s/ Victor Gxxxxxxx                        /s/ Leo S. Ullman
-------------------------------------      -------------------------------------
Witness                                    (Signature)
                                           Name & Title: Leo S. Ullman, Pres.

STATE OF New York
         -----------------
COUNTY OF Nassau
          ----------------

On this the 4th day of December, 2002 before me, the undersigned officer personally appeared Leo S. Ullman, the duly authorized officer of Cedar-Camp Hill, LLC and acknowledged that he executed the foregoing instrument on behalf of the Customer described above.


                                                      Dolores Tartavoulle
                                              ----------------------------------
                                              Justice of the Peace/Notary Public

                                                     DOLORES TARTAVOULLE
                                               Notary Public, State of New York
                                                        No. 01TA6079136
                                                  Qualified in Nassau County
                                              Commission Expires August 12, 2006







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SCHEDULE A - CMD00039


Calculation Period           Notional Amount (USD)


 20 November 2002       to    20 December 2002      14,000,000.00
 20 December 2002       to     20 January 2003      14,000,000.00
 20 January 2003        to    20 February 2003      14,000,000.00
 20 February 2003       to      20 March 2003       14,000,000.00
  20 March 2003         to      20 April 2003       14,000,000.00
  20 April 2003         to       20 May 2003        14,000,000.00
   20 May 2003          to      20 June 2003        14,000,000.00
  20 June 2003          to      20 July 2003        14,000,000.00
  20 July 2003          to     20 August 2003       14,000,000.00
 20 August 2003         to    20 September 2003     14,000,000.00
20 September 2003       to     20 October 2003      14,000,000.00
 20 October 2003        to    20 November 2003      14,000,000.00
20 November 2003        to    20 December 2003       7,000,000.00
20 December 2003        to     20 January 2004       7,000,000.00
 20 January 2004        to    20 February 2004       7,000,000.00
20 February 2004        to      20 March 2004        7,000,000.00
  20 March 2004         to      20 April 2004        7,000,000.00
  20 April 2004         to       20 May 2004         7,000,000.00
   20 May 2004          to      20 June 2004         7,000,000.00
  20 June 2004          to      20 July 2004         7,000,000.00
  20 July 2004          to     20 August 2004        7,000,000.00
 20 August 2004         to    20 September 2004      7,000,000.00
20 September 2004       to     20 October 2004       7,000,000.00
 20 October 2004        to    22 November 2004       7,000,000.00




Please note that all dates are subject to adjustment in accordance with the Modified Following Business Day Convention